EXHIBIT 10.17

                                NOTE SECURED BY
                             FIRST REAL ESTATE LIEN

$13,422,500.00                                                   Tampa, Florida
                                                              November 9, 1995


         FOR VALUE RECEIVED, the undersigned, EQUITY ONE (LAKE MARY) INC., a Florida corporation, (hereinafter the "Maker" or "Borrower") promises to pay, without grace, to the order of THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, (hereinafter called "Holder"), at the office of Holder at 1740 Broadway, New York, New York 10019, or such other place or places as the Holder hereof from time to time may designate in writing, the principal sum of THIRTEEN MILLION FOUR HUNDRED TWENTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($13,422,500.00), lawful money of the United States, with interest in like lawful money, from the date hereof, at the rate of seven and eighty-five hundredths (7.85%) percent per annum, on the unpaid balance, payable in monthly installments of ONE HUNDRED ELEVEN THOUSAND TWENTY-ONE AND 39/100 DOLLARS ($111,021.39) each, applied first to interest, with the balance to principal (twenty-year schedule [.0993 constant]), one such payment to become due and payable on the first day of each month hereafter ensuing, commencing January 1, 1996, and continuing until December 1, 2010. The entire remaining principal balance, together with all accrued but unpaid interest and any other sums advanced by Holder, if any, shall be due and payable, in full, on December 1, 2010. A partial payment of interest only, from the date of this Note, at the annual rate of seven and eighty-five hundredths (7.85%) percent through November 30, 1995, shall be paid on December 1, 1995.

         The undersigned expressly intends simultaneously with the execution of this Note Secured by First Real Estate Lien to execute a Florida Real Estate Mortgage and Security Agreement; an Assignment of Lessor's Interest in Leases; Uniform Commercial Code Financing Statements; and such other loan documents as may be required by Holder, said documents (being collectively referred to as the "Loan Documents") being intended to evidence and secure the indebtedness hereunder. Upon the execution of all of said Loan Documents, all payments of interest, of principal but not limited to all sums due and payable hereunder, shall be paid in accordance with the provisions of said Loan Documents in the stated principal sum of $13,422,500.00.

DOCUMENTARY STAMPS AND INTANGIBLE TAXES HAVE BEEN PAID IN ACCORDANCE WITH FLORIDA LAW AND AFFIXED TO THE MORTGAGE SECURING THIS NOTE.


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         This Note may not be prepaid in whole or in part, except as herein expressly provided. Notwithstanding the foregoing, payment of this Note following a declaration of maturity based upon default in the payment of principal and/or any interest and/or based upon a default in the due observance of performance of any covenant, agreement, or condition contained herein or in the Loan Documents securing this Note shall be deemed a prepayment. Any such prepayment, to the extent permitted by law, shall require payment in addition to the "Loan Balance" (as defined below) of a prepayment premium calculated pursuant to the prepayment formula set forth in (1) and (2) below. Commencing on or after January 1, 1996, but subject to the remaining provisions of this Note, Maker may prepay the Loan Balance in full but not in part on any regularly scheduled payment date upon at least thirty (30) days' prior written notice to Holder (the "Prepayment Notice") and upon payment of a prepayment premium (the "Premium") equal to the greater of:

         (1)   An amount calculated as of a date (the "Calculation Date") ten
               (10) business days prior to the scheduled date of prepayment (the "Prepayment Date") equal to the sum of the present values, each as discounted at the "Monthly Discount Rate" (as defined below) of the "Monthly Income Loss" (as defined below) for each month between the Prepayment Date and the scheduled maturity date (the "Maturity Date" for the purposes hereof is December 1, 2010); or

         (2)   One (1.00%) percent of the outstanding Loan Balance.

               In the event Maker prepays the Loan Balance during the last four
               (4) months prior to the Maturity Date, no Premium will be due and payable.

               The following definitions shall apply to the above:

               The "Monthly Income Loss" for each month between the Prepayment Date and the scheduled Maturity Date of this Note shall be an amount equal to:

               (a) The product of:

               (i) the difference (provided the difference shall in no event be less than zero) obtained by subtracting from seven and eighty five hundredths (7.85%) percent the "Discount Rate" (as defined below); times

               (ii) the unpaid principal amount;

                                   DIVIDED BY

               (b) Twelve (12)

               The "Monthly Discount Rate" shall be equal to the Discount Rate (as defined below) divided by 12.

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               The "Discount Rate" shall be equal to the current yield rate on the U.S. Treasury note maturing closest in time to the Maturity Date of this Note as such yield is reported in The Wall Street Journal or similar publication on the Calculation Date. (Should more than one (1) U.S. Treasury note be so reported as maturing closest in time to the scheduled maturity date of this Note, then the note having the current yield rate which differs least from seven and eighty five hundredths (7.85%) percent shall be used in the calculations). For the purposes hereof the "Loan Balance" shall mean the entire principal amount, any unpaid interest and all other sums then due under this Note, the Mortgage and any other sum due under any other document securing this Note.

         Any notice of prepayment given hereunder may not be withdrawn within fifteen (15) days prior to the Prepayment Date without Holder's consent in its sole discretion. No more than one (1) Prepayment Notice may be given within any thirty (30)-day period. Holder shall not be obligated to actually reinvest the amount prepaid in any such U. S. Treasury Note as a condition precedent to receiving the prepayment premium as calculated hereinabove.

         The above-described Premiums are to be interpreted in the manner that will render them fully enforceable. It is the intent of the parties hereto that said prepayment provisions are to be interpreted so that they are fully enforceable. Any portion of any of the said prepayment premium provisions which are deemed unlawful or unenforceable by a court of competent jurisdiction shall be deemed stricken or otherwise changed, so as to cause the prepayment premium provisions, as revised, to be enforceable to the fullest extent permitted by law.

         If default be made in the payment of any principal and/or interest herein provided for, or of any installment of interest when due, or any other sums payable pursuant to the terms of this Note or the Loan Documents when due, or subject to the applicable notice and cure periods provided in the Mortgage, if any, and if default be made in the performance of any covenant or agreement, whether concerned with the payment of money or otherwise, contained in the Loan Documents securing this Note at the time when performance is required by such Loan Documents which remains uncured beyond the applicable notice and cure period, if any, then or at any time thereafter at the option of the Holder of this Note, the whole of the principal sum then remaining unpaid hereunder together with all interest accrued thereon, and all other sums owing hereunder or under the Loan Documents securing this Note, shall immediately become due and payable without further notice, and the lien given to secure the payment of this Note may be foreclosed. From and after the maturity of this Note either according to its terms or as the result of a declaration of maturity made by the Holder hereof, or from and after the due date for payment of any interest or principal and/or from and after the due date for the performance of such covenants or conditions set forth herein or any other Loan Documents, irrespective of any declaration of maturity, the entire principal remaining unpaid hereunder and all accrued but

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unpaid interest shall, at the option of the Holder of this Note, bear an augmented annual interest rate ("Augmented Rate") equal to fifteen percent (15%) per annum or the highest lawful rate, whichever is the lesser, provided that to the extent permitted by law there shall be no automatic reduction to the highest lawful rate as to any maker hereof barred by law from availing itself in any action or proceeding of the defense of usury, or any maker barred or exempted from the operation of any law limiting the amount of interest that may be paid for the loan or use of money, or in the event this transaction, because of its amount or purpose or for any reason, is exempt from the operation of any statute limiting the amount of interest that may be paid for the loan or use of money. Failure to exercise such option, or any other rights the Holder may in the event of any such default be entitled to, shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or different nature.

         This Note is secured by a Florida Real Estate Mortgage and Security Agreement executed by EQUITY ONE (LAKE MARY) INC. dated November 9, 1995, in favor of the Holder hereof therein encumbering property located in the County of Seminole, State of Florida, to be recorded in the Public Records of Seminole County, Florida.

         If this Note is placed in the hands of any attorney for collection or is collected through any legal proceeding, the undersigned promises to pay (in addition to costs and disbursements otherwise allowed), to the extent permitted by law, a reasonable attorney's fee including fees incurred for appellate procedures.

         In the event the interest provisions hereof or any exactions provided for herein or in the Loan Documents securing this Note or any other document related to the loan this Note evidences or any other instrument(s) securing this Note shall result for any reason at any time during the life of the loan in an effective rate of interest which transcends the limits of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of the amount permitted by applicable law, shall be applied to the extent permitted by law upon principal immediately upon receipt of such monies by the Holder hereof, with the same force and effect as though the Maker had specifically designated such extra sums to be so applied to principal and the Holder hereof had agreed to accept such extra payment(s) as a premium-free payment. In no event shall any agreed to or actual exaction as consideration for this loan transcend the limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which the land is located for the use or detention of money or for forbearance in seeking its collection.

         The undersigned and all endorsers, guarantors, if any, and all persons liable or to become liable on this Note waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent to any and all renewals and extensions in the time of payment hereof, and agree, further, that at any time and from time to time without notice, the terms of payment herein may be modified or the security described in the Loan Documents released in whole or in part, or increased, changed or exchanged by agreement between the Holder hereof and any owner of the premises affected

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by the Loan Documents, without in anywise affecting the liability of any party to this instrument or any person liable or to become liable with respect to any indebtedness evidenced hereby. The right to plead any and all statutes of limitations as a defense to any demand on this Note, or any guaranty hereof, or any agreement to pay the same, or any demand secured by the Loan Documents, or any and all obligations or liabilities arising out of or in connection with this Note or in the Loan Documents is expressly waived by each and every of the undersigned, endorsers and guarantors to the fullest extent permitted by law.

         The liability of Maker for payment of the indebtedness evidenced by this Note, and Holder's recourse therefor, shall be limited to the real and personal property and other collateral pledged to secure this Note (collectively referred to in this paragraph as the "Property"). The foregoing limitation of Maker's liability shall not apply, however, to any loss, damage or expense, including reasonable attorney's fees, suffered by the Holder of this Note as a result of: (a) Maker's default of any of the covenants and obligations contained in the Loan Documents including, without limitation, those relating to (i) insuring, operating, managing, repairing and reconstructing the Property, (ii) payment of taxes and assessments, (iii) compliance with applicable laws and regulations, (iv) executing and maintaining in force space leases in the Property without modification except as approved in writing by Holder, (v) restrictions on subsequent transfers of the Property or ownership interests in Maker or in any entity that constitutes, either directly or indirectly, the Maker, (vi) defense of actions and claims affecting the Property, including mechanic's liens, (vii) Maker's indemnification of Holder against the presence of hazardous substances, including asbestos, in or on the Property, as set forth in the Certificate Regarding Hazardous Substances executed relative to this transaction, or otherwise, and (viii) any special obligations of or indemnifications from Maker agreed to in the Loan Documents; (b) any intentional or willful fraud or misrepresentation, or negligent acts or omissions, by any party executing this Note or a Loan Document (other than Holder) or any successor or permitted assign thereof; (c) any misapplication of any proceeds
(i) paid under any insurance policies; or, (ii) realized from awards from condemnation or the exercise of the power of eminent domain or taking in lieu thereof, both arising from any of the real and personal property securing this Note; or, (d) any misapplication of the gross proceeds from the real and personal property securing this Note, which misapplication shall be deemed to have occurred in the event any of such gross proceeds are not first applied to costs of operating the Property including, but not limited to, payment of this Note.

         No single or partial exercise of any power hereunder, under the Loan Documents, or under any other agreement given as security for this Note or pertaining hereto shall preclude any other and further exercise thereof or the exercise of any other power. The Holder hereof shall at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as the Holder hereof may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of the Holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

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         Maker and Holder intend and understand that no documentary excise taxes or intangible taxes will be payable on this note or the indebtedness evidenced hereby, but Maker agrees to pay, and hereby indemnifies and holds harmless
Holder from and against, any such taxes that may be required to be paid hereon.

         This Note shall be governed, interpreted, construed and regulated by the laws of the State of Florida.

         IN WITNESS WHEREOF, Maker has executed and delivered this note as of the date first above written.

                                        EQUITY ONE (LAKE MARY) INC.,

                                        a Florida corporation

WITNESSES:

/s/ ALAN MARCUS                         By: /s/ DORON VALERO
----------------------------------         ------------------------------------
Print Name: Alan Marcus                          Print Name: Doron Valero
                                                 Title:   Vice President

/s/ CATHY P. HUME
---------------------------------
Cathy P. Hume

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